UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                                   QMED, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                                            22-2468665
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 1.01. Entry Into A Material Definitive Agreement.

         On February 15, 2005, QMed, Inc. (the "Company") completed a private placement (the "Private Placement") with Iroquois Capital, L.P., Cranshire Capital, L.P., Omicron Master Trust, and Smithfield Fiduciary LLC (collectively, the "Purchasers") of 635,555 Units (the "Units") at $11.25 per Unit, resulting in aggregate gross proceeds to the Company of $7,150,000. Each "Unit" sold in the Private Placement consisted of one share of the Company's Common Stock, $0.001 par value (the "Common Stock"), together with an additional investment right (each an "Additional Investment Right") to acquire 0.25 shares of Common Stock at an exercise price of $11.75 per share.

         The Private Placement was completed pursuant to a Securities Purchase Agreement (the "Purchase Agreement") among the Company and each of the Purchasers, dated February 14, 2005. The Purchase Agreement contains representations and warranties by the Company and each Purchaser typical of transactions of this type.

         The Company also agreed to file a registration statement (the "Registration Statement") within 30 days of the closing date and to cause the Registration Statement to become effective within 90 days after the closing date. The Company must use its best efforts to keep the Registration Statement continuously effective until all shares registered thereunder have been sold publicly or are no longer outstanding or may be sold pursuant to paragraph (k) of Rule 144.

         The Additional Investment Rights may be exercised at any time up to and including the 30th calendar day following the effective date of the Registration Statement. The Additional Investment Rights include standard provisions which adjust the number of shares and exercise price in the event of a stock split, stock dividend, combination or similar corporate transaction.

         First Albany Capital, the placement agent for the transaction, received a cash fee equal to 4.75% of the aggregate gross proceeds of the Private Placement.

         The Purchase Agreement, the Form of Additional Investment Right, and the Company's press release announcing the completion of the Private Placement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein in their entirety.

Item 3.02. Unregistered Sales of Equity Securities.

         The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Purchase Agreement and Private Placement is incorporated into this Item 3.02. The Private Placement was exempt from registration under
Section 4(2) the Securities Act.

Item 8.01 Other Events

         On February 14, 2005, Iroquois Capital, LP, Omicron Master Trust, Cranshire Capital, L.P., and Smithfield Fiduciary LLC (the "Purchasers") notified the Company of their intention to exercise Additional Investment Rights received on December 6, 2004 in connection with a private placement of shares of the Company's common stock.

         In connection with the exercise of the Additional Investment Rights, the Company issued 142,857 shares of common stock for a purchase price per share of $11.00, or aggregate proceeds of $1,571,427.

         Please refer to Form 8-K filed on December 7, 2004 for the Securities Purchase Agreement dated December 6, 2004, and the form of Additional Investment Right.

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

         On February 14, 2005, the Company issued a press release announcing the issuance of 142,857 shares of common stock pursuant to the exercise of the Purchasers' Additional Investment Right. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

         10.1     Securities Purchase Agreement, dated as of February 14, 2005

         10.2     Form of Additional Investment Right

         99.1     QMed, Inc. Press Release dated February 14, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QMED, INC.


                                             By: /s/ William T. Schmitt, Jr.
                                                --------------------------------
                                                William T. Schmitt, Jr.
                                                Senior Vice President, Treasurer
                                                & Chief Financial Officer

Date: February 14, 2005

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

                                  EXHIBIT INDEX

Exhibit
Number                                   Description
------                                   -----------

10.1             Securities Purchase Agreement, dated as of February 14, 2005

10.2             Form of Additional Investment Right

99.1             QMed, Inc. Press Release dated February 14, 2005

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